SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
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JDA SOFTWARE GROUP, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JDA SOFTWARE GROUP, INC.
14400 North 87th Street
Scottsdale, Arizona 85260

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 16, 2005

To Our Stockholders:
      The 2005 Annual Meeting of Stockholders of JDA Software Group, Inc. will be held on Monday, May 16, 2005, at 10:00 a.m., Scottsdale, Arizona time, at the JDA Software Group, Inc. World Headquarters, 14400 North 87th Street, Scottsdale, Arizona 85260, for the following purposes:

1.	To elect one Class III director to serve a three-year term on our Board of Directors.

2.	To consider and act upon a proposal to adopt the JDA Software Group, Inc. 2005 Performance Incentive Plan.

3.	To transact such other business as may properly come before the meeting.
      Stockholders of record at the close of business on March 31, 2005 are entitled to notice of, and to vote at, the 2005 Annual Meeting of Stockholders and any adjournments or postponements thereof. For ten days prior to the meeting a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose related to the meeting, during ordinary business hours at our principal offices located at 14400 North 87th Street, Scottsdale, Arizona 85260. A stockholder may only vote at the meeting if the holder is present in person or represented by proxy. A copy of our 2004 Annual Report on Form 10-K, which includes audited financial statements, is enclosed. Management cordially invites you to attend the 2005 Annual Meeting of Stockholders.

By Order of the Board of Directors,

Kristen L. Magnuson
Secretary
Scottsdale, Arizona
April 6, 2005
IMPORTANT: STOCKHOLDERS ARE REQUESTED TO COMPLETE,
SIGN, DATE AND MAIL THE ENCLOSED PROXY. A POSTAGE-PAID ENVELOPE
IS PROVIDED FOR MAILING IN THE UNITED STATES.

Proxy Statement for Annual Meeting of Stockholders To Be Held On May 16, 2005
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES DURING FISCAL 2004 AND 2004 YEAR END OPTION VALUES
TEN-YEAR OPTION REPRICING
REPORT OF THE AUDIT COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
PROPOSAL 2
TRANSACTION OF OTHER BUSINESS
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
Appendix A
Appendix B

JDA SOFTWARE GROUP, INC.
14400 North 87th Street
Scottsdale, Arizona 85260
Proxy Statement
for
Annual Meeting of Stockholders
To Be Held On May 16, 2005
Solicitation and Voting of Proxies
      The accompanying proxy is solicited by the Board of Directors (the “Board or Directors” or the “Board”) of JDA Software Group, Inc., a Delaware corporation, for use at the 2005 Annual Meeting of Stockholders to be held on Monday, May 16, 2005, at 10:00 a.m., Scottsdale, Arizona time (the “Annual Meeting”), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These proxy materials and the Annual Report to Stockholders for the year ended December 31, 2004, were first mailed on or about April 4, 2005, to stockholders of record at the close of business on March 31, 2005 (the “Record Date”). We had 29,087,733 shares of common stock outstanding, par value $.01 per share (“Common Stock”), as of the close of business on the Record Date. Only stockholders of record on the Record Date will be entitled to vote at the Annual Meeting. There must be a quorum for the Annual Meeting to be held. The holders of a majority of the issued and outstanding Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum for the purpose of transacting business at the Annual Meeting. Abstentions and broker non-votes are counted in determining whether there is a quorum.
      Voting Securities and Voting of Proxies. Each stockholder is entitled to one (1) vote per share on the proposals presented in this Proxy Statement, as well as on all other matters that may be properly considered at the Annual Meeting. All valid proxies received prior to the Annual Meeting will be voted in accordance with the specifications or directions indicated on the proxy. A stockholder giving the enclosed proxy has the power to revoke it at any time prior to the time it is voted, by either (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation to our Corporate Secretary at 14400 North 87th Street, Scottsdale, Arizona 85260. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted for any purpose in determining whether a matter has been approved.
      Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans and adoption of new stock plans.
      Solicitation of Proxies. We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries, to solicit their customers who have our stock registered in the names of such persons, and will reimburse them for their reasonable, out-of-pocket costs that we estimate to be approximately $20,000.

PROPOSAL 1
ELECTION OF DIRECTORS
      We have a classified Board of Directors which currently consists of two Class I Directors, (J. Michael Gullard and William C. Keiper), two Class II Directors (Douglas G. Marlin and Jock Patton), and one Class III Director (James D. Armstrong), who will serve until the annual meetings of stockholders to be held in 2006, 2007 and 2005, respectively, and until their respective successors are duly elected and qualified. Each Class of Directors is elected for a term of three years to succeed those Directors whose terms expire on the annual meeting dates. The number of Directors is currently set at five (5).
      The term of the Class III Director will expire on the date of the 2005 Annual Meeting of Stockholders. Accordingly, one individual will be elected to serve as the Class III Director of the Board of Directors at the 2005 Annual Meeting of Stockholders. Our nominee for election by the stockholders to this position is James D. Armstrong, the current Class III member of the Board of Directors. If elected, the nominee will serve as a Director until our annual meeting of stockholders in 2008, and until his successor is elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.
Vote Required and Board of Directors’ Recommendation
      If a quorum is present and voting, the nominee for the Class III Director receiving the highest number of votes will be elected as the Class III Director. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will have no effect on the vote.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF MR. ARMSTRONG AS THE CLASS III DIRECTOR.
Information Concerning Directors
      The names, ages, terms, positions, offices held, and business experience of our current Directors, including the Class III nominee to be elected at this meeting, is set forth below:

				Term
Name	Age	Title	Class	Expires

James D. Armstrong	54	Chairman	III	2005
J. Michael Gullard(1),(3)	60	Director	I	2006
William C. Keiper(1)	54	Director	I	2006
Douglas G. Marlin(1),(2),(3)	57	Director	II	2007
Jock Patton(1),(2),(3)	59	Director	II	2007

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Governance Committee
      James D. Armstrong has been a Director since co-founding our Company in 1985 and currently serves as Chairman of the Board. Mr. Armstrong also served as Co-Chairman of the Board from January 1999 to August 2000. Mr. Armstrong served as our Chief Executive Officer from July 1999 to July 2003, as Co-Chief Executive Officer from January 1999 to July 1999, and as Chief Executive Officer from 1985 to October 1997. Mr. Armstrong founded JDA Software Services, Ltd., a Canadian software development company, in 1978 and served as its President until 1987. Mr. Armstrong studied engineering at Ryerson Polytechnic Institute in Toronto, Ontario.
      J. Michael Gullard has been a Director since January 1999. Mr. Gullard has been the General Partner of Cornerstone Management, a venture capital and consulting firm specializing in software and data communica-

tions companies since 1984. Mr. Gullard also served from 1996 to 2004 as Chairman of Merant PLC (formerly Micro Focus Group Ltd.), a publicly-held corporation headquartered in England with extensive operations in the United States that specializes in change management software tools, and as Chairman of NetSolve, Incorporated, a publicly-held corporation which provides IT infrastructure management services on an out-sourced basis from 1992 to 2004. Mr. Gullard is also a director of Celeritek Inc., a publicly-held company which designs and manufactures gallium arsenide (GaAs) semiconductor components. Mr. Gullard has previously served as Chief Executive Officer and Chief Financial Officer of Telecommunications Technology, Inc. from 1979 to 1984, and held a variety of financial and operational management positions at Intel Corporation from 1972 to 1979. Mr. Gullard currently serves as Chairman of Mainsoft Corp., a private company and has formerly served as a Director of other technology companies. Mr. Gullard attended Stanford University where he received a Bachelor of Arts Degree in Economics and a Masters Degree from the Graduate School of Business.
      William C. Keiper has been a Director since April 1998. Since 2002, Mr. Keiper has served as Chairman and Chief Executive Officer of Arrange Technology LLC, a software development services outsourcing company. Mr. Keiper also currently serves on the Board of Directors of several technology companies, including Hypercom Corporation, a NYSE company that provides point-of-sale card payment systems; Zones, Inc., a direct catalog marketer of PC-related products and software; and Smith Micro Software, Inc., a developer of application software and wireless solutions. Mr. Keiper was an officer and member of the Board of Directors of Artisoft, Inc., a publicly-held software company that develops and markets computer telephony and communications software from 1993 to 1997, serving as Chief Executive Officer from 1993 to 1997, and as Chairman of the Board from 1995 to 1997. From 1986 to 1993, Mr. Keiper held a variety of executive positions with MicroAge, Inc., a publicly-held distributor and integrator of information technology products and services, including President and Chief Operating Officer. MicroAge, Inc. was a Fortune Services 500 company. Mr. Keiper received a Bachelor of Science Degree in Business (finance major) from Eastern Illinois University, a Juris Doctorate Degree from Arizona State University and a Masters Degree in International Management from the Thunderbird American Graduate School of International Management.
      Douglas G. Marlin has been a Director since May 31, 2001. Mr. Marlin served as President and principal owner of Marlin Ventures, Inc., a Canadian-based consulting firm, from 1997 to 2000. From 1987 to 1996, Mr. Marlin served as President of JDA Software Services, Ltd., and from 1981 to 1987 as its Vice President. Prior to that, Mr. Marlin served in a variety of technical and development positions with IBM from 1973 to 1981. Mr. Marlin currently serves on the Board of Directors of Zed I Solutions, a Canadian technology company that develops hardware and software for real time industrial process monitoring, and Aero-Mechanical Services Ltd, a Canadian technology company providing Internet-based aircraft monitoring services. Mr. Marlin also serves as a Director for various privately-held companies including Firetrace USA, LLP, a fire suppression technology company. Mr. Marlin attended the University of Calgary where he received a Bachelor of Science Degree in Mathematics.
      Jock Patton has been a Director since January 26, 1999. Mr. Patton is a private investor and serves as Chairman of the ING Funds Unified Board, a $40 billion mutual fund complex. Mr. Patton previously served as Chief Executive Officer of Rainbow Multimedia Group, Inc., a producer of digital entertainment, from 1999 to 2001. From 1992 to 1997, Mr. Patton served as a Director and President of StockVal, Inc., an SEC registered investment advisor providing securities analysis software and proprietary data to mutual funds, major money managers and brokerage firms worldwide. Prior to 1992, Mr. Patton was a Partner and Director in the law firm of Streich Land where he founded and headed the Corporate/ Securities Practice Group. Mr. Patton currently serves as the Lead Director of Swift Transportation Co., the leading full truckload carrier in the U.S. Mr. Patton has previously served on the Board of Directors of various public and private companies, including America West Airlines, Inc. Mr. Patton holds an A.B. Degree in Political Science and Juris Doctorate, both from the University of California.

Compensation of Directors
      On October 21, 2004, the Board of Directors of JDA Software Group, Inc. (the “Company” or “we”) approved certain modifications to the existing compensation program for non-employee directors. The following table summarizes the 2004 compensation program for non-employee directors that was in effect at January 1, 2004, the 2004 compensation program as modified, and the compensation program for non-employee directors that became effective January 1, 2005:

	2004 Compensation		2005 Compensation
	(Effective January 1,	2004 Compensation	(Effective January 1,
Activity	2004)	(as Modified)	2005)

Annual Retainer	$15,000	$20,000	$20,000
Additional Annual Retainers:
Chairman of Audit Committee	$7,500	$7,500	$7,500
Chairman of Compensation Committee	$0	$2,500	$2,500
Chairman of Nominating & Governance Committee	$0	$2,500	$2,500
Fees for Attendance at Scheduled Meetings:
Regular or special Board of Director meetings	$1,000	$1,000	$1,000
Committee meetings held the same day as Board of Director meetings	$0	$0	$1,000
Audit Committee meetings not held the same day as Board of Director meetings	$1,000	$1,000	$1,000
Compensation or Nominating and Governance Committee meetings not held the same day as Board of Director meetings	$500	$500	$1,000
Reimbursement for reasonable out-of-pocket expenses	All	All	All
      Outside directors also participate in the 1996 Outside Directors Stock Option Plan (the “1996 Directors Plan”). The 1996 Directors Plan was approved by stockholders and provides for the issuance of up to 225,000 shares of common stock to eligible participants under non-statutory stock option grants. Under the 1996 Directors Plan, outside directors receive a one-time grant to purchase 18,750 shares upon appointment to the Board of Directors, and an annual option grant to purchase 6,000 shares for each year of service thereafter. The non-statutory stock options may be granted at a price not less than the fair market value of the common stock at the date of grant. The options generally vest over a three-year period commencing at the date of grant, and expire in ten years. The 1996 Directors Plan has no scheduled termination date.
      On February 15, 2005, upon the recommendation of the Compensation Committee of our Board of Directors (the “Compensation Committee”), our Board of Directors decided to discontinue making new grants under the Company’s existing equity incentive plans, including the 1996 Directors Plan, in connection with our revised approach to equity compensation reflected in the 2005 Performance Incentive Plan described in Proposal 2. In a related action, the Compensation Committee approved the immediate vesting of all unvested stock options previously awarded to employees, officers and directors, including those options issued under the 1996 Directors Plan. A detailed discussion of the Compensation Committee’s decision to immediately vest these options, together with a listing of those options held by officers and directors that were impacted by this change, is included in Proposal 2. If the adoption of the 2005 Performance Incentive Plan is approved by our stockholders, all future equity awards will be made under this new plan and all existing equity incentive plans, including the 1996 Directors Plan, will be terminated except for those provisions necessary to the administration of any outstanding options at the time of termination.
      Mr. Armstrong serves as our Chairman of the Board and is compensated as such pursuant to the terms of an employment agreement dated as of July 23, 2002, as amended August 1, 2003. Pursuant to the employment agreement, which was amended in conjunction with his resignation as our Chief Executive Officer,

Mr. Armstrong receives a base salary of $250,000 for his service as Chairman of the Board, and is eligible to receive non-cash incentive compensation in the form of option grants. Mr. Armstrong is no longer eligible for a cash bonus. The employment agreement also contains a severance provision that provides Mr. Armstrong with a lump sum payment equal to 36 months of his effective base salary if his employment is terminated by us without cause, or if Mr. Armstrong voluntarily terminates his employment with us for “Good Reason.” This agreement, which continues until terminated by either party upon giving of proper notice, is reviewed and adjusted periodically by the Compensation Committee. Mr. Armstrong also assists the Company with strategic planning, merger and acquisition opportunities, major product direction and key customer and employee relations.
CORPORATE GOVERNANCE
      Our Board has adopted the JDA Software Group, Inc. Corporate Governance Guidelines (the “Guidelines”) to address significant corporate governance issues. The Guidelines provide a framework for our corporate governance initiatives and cover topics including, without limitation, the role of the Board and management, adoption of a code for business conduct and ethics, the process for selecting qualified director candidates, guidelines for director independence and compensation, oversight in the evaluation of the Board and each committee of the Board, and policies for communications between stockholders and directors. The Nominating and Governance Committee is responsible for overseeing and reviewing the Guidelines and reporting and recommending any changes to the Board.
Director Independence
      The Board has determined that each of Messrs. Gullard, Keiper, Marlin and Patton are “independent” directors, as that term is currently defined in the rules adopted by the Securities and Exchange Commission (“SEC”) and the NASDAQ National Market System (“NASDAQ”). NASDAQ rules require that the majority of our Board be comprised of “independent” directors.
Code of Business Conduct and Ethics
      We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”). The Code of Ethics meets the requirements of the NASDAQ rules and the rules of the SEC, and applies to all of our employees, officers and directors. Our Code of Ethics has been filed with the SEC as Exhibit 14.1 to our Annual Report on Form 10-K for the year ended December 31, 2003. A copy of our Code of Ethics may be obtained free of charge from our corporate secretary at 14400 North 87th Street, Scottsdale, AZ 85260-3657.
      In addition, in January 2004 as required by the Sarbanes-Oxley Act of 2002 and SEC rules, our Audit Committee adopted procedures for the receipt and retention of confidential, anonymous complaints made by our employees concerning accounting, auditing, financial reporting and internal controls, generally referred to as a “whistle-blowing policy.”
Communications between Stockholders and Directors
      Stockholders may communicate with any of our directors by transmitting correspondence by mail, facsimile or email, addressed as follows:
Chairman of the Board
or Board of Directors
c/o Corporate Secretary
14400 North 87th Street
Scottsdale, AZ 85260-3657
Fax: (480) 308-3001
Email Address: corpsec@jda.com
      The communications will be transmitted to the identified director(s) as soon as practicable, unless our corporate secretary in consultation with our general counsel determines there are safety or security concerns that mitigate against further transmission of the communication. The Board or identified director(s) shall be advised of any communication withheld for safety or security reasons as soon as practicable.
Director Attendance at Annual Meetings
      We do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders but encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. At our last Annual Meeting, which was held on May 17, 2004, two of the five directors then in office, attended, including one of the two directors who were candidates for re-election at the meeting.
Meetings of the Board
      During the year ended December 31, 2004, the Board of Directors held 11 meetings and took other action from time to time by written consent. Each Director attended all full meetings of the Board of Directors and meetings of the committees on which he served during 2004, except Mr. Patton was absent for one Audit Committee meeting.
Committees of our Board of Directors
      Our Board has three standing committees: an Audit Committee, a Compensation Committee and the Nominating and Governance Committee. Each committee is comprised entirely of “independent” directors.
      Audit Committee. The Audit Committee meets quarterly with management and our independent registered public accounting firm to review and approve operating results, financial statements and earnings releases. The primary duties and responsibilities of the Audit Committee are to:

(1)	retain the independent auditor, evaluate their independence, qualifications and performance, and to approve the terms of engagement for audit and non-audit services;

(2)	review with management and the independent auditor, as appropriate, our financial reports and other financial information provided by us to any governmental body or the public;

(3)	review our compliance with legal and regulatory requirements;

(4)	regularly communicate with the independent auditor and financial and senior management and regularly report to the Board;

(5)	establish and observe complaint procedures regarding accounting, internal accounting controls and auditing matters; and

(6)	prepare the report required by the SEC to be included in our Proxy Statement.
      The Audit Committee also performs periodic reviews of our accounting policies and financial controls and is charged with adopting a Code of Ethics, for approval by the Board, for all employees, officers and directors, which meets the requirements of Item 406 of the SEC’s Regulation S-K, and provides for prompt disclosure to the public of any change in, or waiver of, such Code of Ethics. The Audit Committee performs such other duties and responsibilities as may be set forth in its charter.
      The members of the Audit Committee during fiscal year 2004 were Mr. Gullard, Mr. Keiper, Mr. Marlin and Mr. Patton. Each member of the Audit Committee is independent for purposes of the NASDAQ rules as they apply to audit committee members. Mr. Gullard, Mr. Keiper, and Mr. Patton have been designated as Audit Committee financial experts, as defined in the rules of the SEC. The Audit Committee held seven meetings during the year ended December 31, 2004. For additional information concerning the Audit Committee and its charter, see “Report of the Audit Committee.”
      Compensation Committee. The Compensation Committee reviews all components of compensation of our chief executive officer and directors for consistency with the compensation philosophy as in effect from time to time. Consistent with NASDAQ rules, the Compensation Committee is also charged with the responsibility of determining the compensation of Hamish Brewer, the Company’s Chief Executive Officer, and all other executive officers, including reviewing and approving salary, bonus levels and stock option grants. The Compensation Committee performs such other duties and responsibilities as may be set forth in its charter approved by the Board of Directors.
      The members of the Compensation Committee during fiscal year 2004 were Mr. Marlin and Mr. Patton, each of whom is independent as defined in the NASDAQ rules. The Compensation Committee held three meetings during the year ended December 31, 2004. For additional information concerning the Compensation Committee, see “Report of the Compensation Committee on Executive Compensation” and “Compensation Committee Interlocks and Insider Participation.”
      Nominating and Governance Committee. The Nominating and Governance Committee (“Governance Committee”) is charged with:

(1)	identifying individuals qualified to become Board members;

(2)	selecting, or recommending to the Board, director nominees for each election of directors;

(3)	developing and recommending to the Board criteria for selecting qualified director candidates;

(4)	considering committee member qualifications, appointment and removal;

(5)	recommending corporate governance principles applicable to the Company; and

(6)	providing oversight in the evaluation of the Board and each committee of the Board.
      The Governance Committee acts pursuant to the Charter of the Governance Committee. The Board amended the Governance Committee’s charter in January 2004 to reflect changes in the NASDAQ rules. The current form of the Charter of the Compensation Committee, as amended, was included as Exhibit C to our proxy filed on March 30, 2004.
      The members of the Governance Committee during fiscal year 2004 were Mr. Gullard, Mr. Marlin and Mr. Patton, each of whom is independent as defined in the NASDAQ rules. The Governance Committee met twice during the year ended December 31, 2004. After reviewing its director qualification criteria, the Governance Committee, in conformance with NASDAQ rules, recommended that Mr. Armstrong stand for re-election as the Class III Director of the Board at the 2005 Annual Meeting of Stockholders.
Director Nominations
      Director Qualifications. Our directors play a critical role in guiding the Company’s strategic direction and oversee the management of the Company. The Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Board candidates are considered based upon various criteria, such as their business and professional skills and experiences, personal and professional ethics, integrity and values, long-term commitment to representing the best interests of our stockholders and inquisitive and objective perspective and mature judgment. Additionally, director candidates must have sufficient time available to perform all Board and committee responsibilities. Consistent with its charter, the Governance Committee evaluates and recommends to the Board, director nominees for each election of directors. When reviewing potential director candidates, the Governance Committee considers the following factors:

•	the appropriate size of the Company’s Board and its committees;

•	the perceived needs of the Board for particular skills, background and business experience;

•	the skills, background, reputation, and business experience of nominees in relation to the skills, background, reputation, and business experience already possessed by other members of the Board;

•	nominees’ independence from management;

•	nominees’ experience with accounting rules and practices;

•	nominees’ background with regard to executive compensation;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.
      The Governance Committee may also consider from time to time, such other factors as it may deem to be in the best interests of the Company and its stockholders. Other than considering the factors listed above, we have no stated minimum criteria for director nominees. The Governance Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “Audit Committee financial expert” as defined by SEC rules, and that a majority of the members of the Board meet the definition of “independent director” under the NASDAQ rules.
      Process for Identifying and Evaluating Candidates for Election to the Board. The Governance Committee will review the qualifications and backgrounds of the current directors, as well as the overall composition of the Board, and recommend to the full Board the slate of directors to be nominated for election at the annual meeting of stockholders. In the case of incumbent directors whose terms of office are set to expire, the Governance Committee reviews such directors against the criteria set forth above in determining whether to recommend these directors for re-election. In the case of new director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Governance Committee determines whether the candidate meets the independence standards set forth in the Sarbanes-Oxley Act of 2002, and SEC and NASDAQ rules, and the level of the candidate’s financial expertise. Candidates for nomination as director come to the attention of the Governance Committee from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the Governance Committee at any point during the year. All director nominees must submit a completed form of directors’ and officers’ questionnaire as part of the nominating process, and the evaluation process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Governance Committee.
      Stockholder Nominations. Upon the Governance Committee’s recommendation, the Board adopted a formal policy regarding director nominations, which provides that nominations of candidates for election as directors may be made by the Board or by stockholders. The Governance Committee will evaluate any recommendation for director nominee proposed by a stockholder provided that the recommendations are made in accordance with the procedures described in this proxy statement and conform to the deadline specified in our bylaws. In order to be evaluated in connection with the Governance Committee’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a stockholder must be in writing and sent via registered, certified, or express mail to: Corporate Secretary, JDA Software Group, Inc., 14400 North 87th Street, Scottsdale, Arizona 85260 no later than 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year’s annual meeting of stockholders. Facsimile or other forms of electronic submissions will not be accepted. In order to be included in our 2006 proxy material, stockholder nominations must be submitted after the 2005 Annual Meeting of Stockholders but no later than 5:00 p.m., Scottsdale, Arizona time on December 4, 2005. Facsimile or other forms of electronic submissions will not be accepted.
      Stockholders nominating candidates for election as directors are also required to provide the following information with respect to their nominees:

•	the candidate’s name, age, contact information and present principal occupation or employment;

•	a description of the candidate’s qualifications, skills, background, and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director;

•	the name and address, as they appear on the Company’s books, of the stockholder making the nomination; and

•	the stockholder’s relationship to or affiliation with the director candidate, if any.
      Evaluation of any stockholder recommendations is the responsibility of the recommendations, the Governance Committee would evaluate the person recommended in the same manner as other persons considered by the Governance Committee.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth the beneficial ownership of our Common Stock as of March 31, 2005 by (i) each of our Directors and Named Executive Officers, (ii) all other persons that we know beneficially own more than 5% of our outstanding Common Stock, and (iii) all of our directors and executive officers as a group.

	Shares
	Beneficially	Percentage
Name and Address of Beneficial Owner	Owned(1)	of Class(2)

James D. Armstrong(3)	2,069,802	6.9%
J. Michael Gullard(4)	35,000	*
William C. Keiper(5)	56,266	*
Douglas G. Marlin(6)	71,950	*
Jock Patton(7)	47,980	*
Hamish N. Brewer(8)	759,704	2.5%
Kristen L. Magnuson(9)	548,092	1.9%
Peter J. Charness(10)	237,320	*
David J. Tidmarsh(11)	221,968	*
Wayne Usie(12)	207,244	*
All directors and executives officers as a group (13 persons)(13)	4,496,137	14.0%
Columbia Wanger Asset Management, L.P.(14)	5,016,500	17.3%
Wells Fargo & Company(14)	2,966,803	10.2%
Merrill Lynch Investment Managers, L.P.(14)	2,150,000	7.4%
Wellington Management Company, LLP(14)	1,917,900	6.6%
Dimensional Fund Advisors Inc.(14)	1,905,077	6.6%
Strong Capital Management, Inc.(14)	1,687,215	5.8%
Silver Point Capital, L.P.(14)	1,465,800	5.0%

(1)	The information regarding security ownership of our Common Stock is as of March 31, 2005, except for the security ownership of Columbia Wanger Asset Management, L.P., which is derived from a Schedule 13G/A(6) filed on February 7, 2005; the security ownership of Wells Fargo & Company which is derived from a Schedule 13/G filed on February 22, 2005; the security ownership of Merrill Lynch Investment Managers, L.P., which is derived from a Schedule 13/G filed on January 19, 2005; the security ownership of Wellington Management Company, LLP, which is derived from a Schedule 13/G filed on February 14, 2005; the security ownership of Dimensional Fund Advisors Inc., which is derived from a Schedule 13/G filed on February 9, 2005; the security ownership of Strong Capital Management, Inc., which is derived from a Schedule 13/G filed on February 11, 2005; and the security ownership of Silver Point Capital, L.P., which is derived from a Schedule 13/G filed on March 23, 2005.

(2)	The percentage of class calculations are based on the number of shares of our Common Stock outstanding on March 31, 2005 (29,087,733 shares) plus, where appropriate, those shares subject to unexercised options which were exercisable on March 31, 2005, or within sixty days thereafter. On February 15, 2005, the Compensation Committee approved the immediate vesting of all unvested stock options previously awarded to employees, officers and directors. A detailed discussion of the Compensation Committee’s decision to immediately vest these options, together with a listing of those options held by officers and directors that were impacted by this change, is included in Proposal 2. The symbol “*” represents holdings which are less than 1% of the outstanding Common Stock.

(3)	Includes 815,750 shares subject to unexercised options. In addition, the share total includes 5,000 shares owned by the Kita Foundation, a private charitable foundation for which Mr. Armstrong serves as President, and 16,018 shares held directly by two of Mr. Armstrong’s children. Mr. Armstrong disclaims beneficial ownership of these shares. The address for Mr. Armstrong is 14400 North 87th Street, Scottsdale, Arizona 85260.

(4)	Includes 30,000 shares subject to unexercised options.

(5)	Includes 54,750 shares subject to unexercised options.

(6)	Includes 36,750 shares subject to unexercised options.

(7)	Includes 41,980 shares subject to unexercised options.

(8)	Includes 747,501 shares subject to unexercised options.

(9)	Includes 495,000 shares subject to unexercised options. In addition, the share total includes 26,000 shares held by a family trust for which Ms. Magnuson serves as the Successor Trustee. Ms. Magnuson disclaims beneficial ownership of such shares.

(10)	Includes 227,500 shares subject to unexercised options.

(11)	Includes 221,500 shares subject to unexercised options.

(12)	Includes 206,864 shares subject to unexercised options.

(13)	Includes an aggregate of 3,108,728 shares subject to unexercised options.

(14)	Columbia Wanger Asset Management, L.P. is an Illinois-based investment advisor whose address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. Wells Fargo & Company is the parent holding company of Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC, both of which are California-based investment advisors whose address is 420 Montgomery Street, San Francisco, California 94104; Merrill Lynch Investment Managers, L.P. is a New York-based investment advisor whose address is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10381; Wellington Management Company, LLP is a Massachusetts-based investment advisor whose address is 75 State Street, Boston, Massachusetts 02109; Dimensional Fund Advisors Inc is a California-based investment advisor whose address is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401; Strong Capital Management, Inc. is a Wisconsin-based investment advisor whose address is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051; Silver Point Capital, L.P. is a Connecticut-based investment manager of the Silver Point Capital Fund, L.P. and the Silver Point Offshore Fund, Ltd. whose address is Two Greenwich Plaza, 1st Floor, Greenwich, Connecticut 06830.

EXECUTIVE OFFICERS OF THE COMPANY
      The names, ages, positions, offices held and business experience of our executive officers as of March 31, 2005, are as follows:

Name	Age	Title

James D. Armstrong	54	Chairman
Hamish N. J. Brewer	42	President and Chief Executive Officer
Kristen L. Magnuson	48	Executive Vice President and Chief Financial Officer
G. Michael Bridge	41	Senior Vice President and General Counsel
Peter J. Charness	50	Senior Vice President, Global Marketing and Chief Product Officer
David R. King	60	Senior Vice President, Product Development
Christopher J. Moore	42	Senior Vice President, Customer Support Solutions
David J. Tidmarsh	53	Senior Vice President, Customer Success
Wayne J. Usie	38	Senior Vice President of the Americas
      A description of the business background of Mr. Armstrong is included under the caption “Proposal 1 — Election of Directors.”
      Hamish N. J. Brewer has served as our President and Chief Executive Officer since August 2003. Mr. Brewer previously served as President from March 2001 to July 2003, as Senior Vice President, Sales from 2000 to March 2001, as Senior Vice President, Enterprise Systems, from 1999 to 2000, as Senior Vice President, International during 1998 to 1999, as Director of our Europe, Middle East and African operations from 1996 to 1998, and as a Marketing Representative from 1994 to 1996. Prior to that, Mr. Brewer served as a Retail Marketing Specialist with IBM from 1986 to 1990, and in various operational positions with a privately-held retail sales organization located in England. Mr. Brewer received a Bachelor of Science and a Bachelor of Commerce Degree from the University of Birmingham in England.
      Kristen L. Magnuson has served as our Executive Vice President and Chief Financial Officer since March 2001. Ms. Magnuson previously served as Senior Vice President and Chief Financial Officer from September 1997 to March 2001. Prior to that, Ms. Magnuson served as Vice President of Finance and Planning for Michaels Stores, Inc., a publicly-held arts and craft retailer from 1990 to 1997, as Senior Vice President and Controller of MeraBank FSB, an $8 billion financial institution, from 1987 to 1990, and various positions including Audit Principal in the audit department of Ernst & Young from 1978 to 1987. Ms. Magnuson is a Certified Public Accountant and received a Bachelor of Business Administration Degree in Accounting from the University of Washington.
      G. Michael Bridge has served as our Senior Vice President and General Counsel since August 2004. Mr. Bridge previously served as Vice President and General Counsel from July 1999 to July 2004. Prior to that, Mr. Bridge served as Corporate Counsel of Vivid Semiconductor, Inc., a privately-held semiconductor company from 1998 to 1999, as Corporate Counsel of PictureVision, Inc, a privately-held Internet company from 1997 to 1998, and as Vice President and General Counsel of USAGroup TRG, a privately-held software company from 1991 to 1997. From 1989 to 1991 Mr. Bridge served as an associate in the corporate and securities department of Piper & Marbury. Mr. Bridge’s education includes a Bachelor of Arts Degree from the University of Southern California, and a Juris Doctor degree from Cornell University.
      Peter J. Charness has served as our Senior Vice President, Global Marketing and Chief Product Officer since March 1999. Mr. Charness previously served as our Vice President of Marketing and Strategy for the JDA Arthur Division from 1998 to 1999. Prior to that, Mr. Charness served as Vice President and General Manager of the Retail Division of Comshare, Inc, a publicly-held software company, from 1996 to 1998, as Vice President, Professional Services of Mitech Computer Systems, Inc., a publicly-held software company, from 1995 to 1996, and in various management positions including Vice President Logistics and Technology of

Dylex Ltd., a publicly-held Canadian retail sales company, from 1984 to 1995. Mr. Charness’ education includes a CEGEP Diploma from McGill University in Montreal, Quebec, a Bachelor of Arts Degree from York University in Toronto, Ontario, and a Master of Business Administration Degree from the University of Western Ontario.
      David R. King has served as our Senior Vice President, Product Development since January 2004. Mr. King served as Vice President Product Planning of Geac Computer Corp. Ltd, a publicly-held Canadian software company, from August 2003 to December 2003, as Sr. Vice President of Product Development and Chief Technology Officer of Comshare, Inc., a publicly-held software company, from 1997 to 2003, and as its Director of Applied Technology and Research from 1991 to 1997, and in various management positions including Director, Advanced Product Design and Development of Execucom Systems Corporation, a privately-held provider of decision and executive support systems, from 1983 to 1991. Prior to that, Mr. King was a full-time faculty member responsible for teaching undergraduate and graduate courses in statistics, research methods, mathematical and computer modeling at Old Dominion University, the University of Maryland, and the University of South Carolina, from 1969 to 1982. Mr. King currently serves on the advisory boards for MIS at the University of Georgia and the International Academy of Advanced Decision Support at the Peter Kiewit Institute of Technology. In addition, Mr. King has written over 50 articles and books in the areas of decision support and business intelligence. Mr. King’s education includes a Bachelor of Sociology Degree, a Master of Sociology Degree, and a Ph.D. in Sociology with a minor in Mathematical Statistics from the University of North Carolina.
      Christopher J. Moore has served as our Senior Vice President, Customer Support Solutions since January 2004. Mr. Moore previously served as our Vice President, US Consulting Services from 1999 to 2003, as Vice President, CSG Operations in 1999, as a Regional Director, CSG from 1997 to 1998, as Associate Consulting Director from 1995 to 1997, as Senior Implementation Manager from 1994 to 1995, and in various other programmer, analyst and consulting positions from 1991 to 1993. Prior to that, Mr. Moore served in various management positions with Vormittag Associates, Inc. a privately-held software and consulting services distributor, from 1990 to 1991, Sunrise Software Systems, a privately-held POS hardware and software distributor, from 1989 to 1990, and Computer Generated Solutions, a privately-held consulting company, from 1987 to 1989. Mr. Moore attended Polytechnic University and received a Bachelor of Science degree in Computer Science.
      David J. Tidmarsh has served as our Senior Vice President, Customer Success since January 2004. Mr. Tidmarsh previously served as our Senior Vice President, Client Services from January 1999 to December 2003. Prior to that, Mr. Tidmarsh served as Vice President of Business Development with HNC Retek, a business unit of HNC Software Inc., a publicly-held software solutions provider, from 1997 to 1998, as Chief Information Officer and Vice President of Logistics with Wilsons The Leather Experts, a retail sales company, from 1993 to 1997, as Chief Operating Officer of Page-Com, a publicly-held direct mail marketer of communication equipment, and as Vice President of Merchandise Planning, Allocation and Logistics with Pier One Imports, a specialty retail company, from 1987 to 1992. Mr. Tidmarsh attended Marquette University and received a Bachelor of Arts Degree in Philosophy.
      Wayne J. Usie has served as our Senior Vice President of the Americas since January 2003. Mr. Usie previously served as our Senior Vice President, Product Development from January 2001 to December 2002. Prior to that, Mr. Usie served as Vice President — Information Technology for Family Dollar Stores, Inc., a publicly-held mass merchant discount retailer from 1997 to 2000, as Vice President — Chief Financial Officer and Chief Information Officer of Campo Electronics, Appliances, and Computers, Inc., a publicly-held consumer electronics retailer, from 1996 to 1997, as President and Chief Executive Officer of International Networking & Computer Consultants, Inc., a privately-held software integration consulting firm, from 1992 to 1996, and in various management positions in the regional accounting firm of Broussard, Poche, Lewis & Breaux from 1988 to 1992. Mr. Usie attended Louisiana State University and received a Bachelor of Science Degree in Business Administration — Accounting.

EXECUTIVE COMPENSATION
      The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities during the years ended December 31, 2004, 2003 and 2002, for those persons who served as (i) chief executive officer during 2004; and (ii) the four most highly compensated executive officers as of December 31, 2004 other than the Chief Executive Officer (together, the “Named Executive Officers”).
Summary Compensation Table

					Long-Term
		Annual Compensation			Compensation

		Salary	Bonus	Other Annual	Securities Underlying	All Other
Name and Principal Position	Year	($)	($)(1)	Compensation(2)	Options(#)(3)	Compensation($)

Hamish N. Brewer(4)	2004	350,000	100,800	0	115,000	3,574
President and Chief	2003	291,667	104,193	28,443	0	1,764
Executive Officer	2002	250,000	168,244	25,243	490,000	824
Kristen L. Magnuson(5)	2004	250,000	90,720	0	90,000	2,451
Executive Vice President	2003	250,000	87,237	0	0	1,926
and Chief Financial Officer	2002	250,000	110,316	0	200,000	1,806
Wayne J. Usie(6)	2004	366,116	0	0	60,000	2,357
Senior Vice President	2003	362,421	0	0	0	1,421
of the Americas	2002	200,000	67,500	0	110,000	1,037
Peter J. Charness(7)	2004	225,000	84,672	0	50,000	4,745
Senior Vice President,	2003	225,000	112,235	0	0	1,943
Global Marketing and	2002	215,000	95,177	0	100,000	1,806
Chief Product Officer
David J. Tidmarsh(8)	2004	225,000	84,672	0	50,000	2,432
Senior Vice President,	2003	225,000	87,236	0	0	2,057
Customer Success	2002	225,000	70,000	0	100,000	1,746

(1)	Bonuses are based on performance. See “Report of the Compensation Committee on Executive Compensation.”

(2)	The amounts shown in this column represent the dollar value of other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property, and reimbursement of moving expenses.

(3)	The amounts shown in this column represent stock options granted in 2004, 2003 and 2002 pursuant to our 1996 Stock Option Plan (the “1996 Option Plan”) or our 1998 Non-Statutory Stock Option Plan (the “1998 Option Plan”). On February 15, 2005, the Compensation Committee approved the immediate vesting of all unvested stock options previously awarded to employees, officers and directors. A detailed discussion of the Compensation Committee’s decision to immediately vest these options, together with a listing of those options held by officers and directors that were impacted by this change, is included in Proposal 2.

(4)	Mr. Brewer has served as our Chief Executive Officer since August 1, 2003. The amount shown for other annual compensation in 2003 and 2002 represents reimbursements paid to Mr. Brewer for personal trips taken to the United Kingdom. The amounts shown for all other compensation include contributions under our 401(k) plan in 2004, 2003 and 2002 of $3,250, $1,440, and $500, respectively and group term life insurance premiums of $324, $324, and $324, respectively.

(5)	The amounts shown for all other compensation include contributions under our 401(k) plan in 2004, 2003 and 2002 of $1,965, $1,440, and $1,320, respectively, and group term life insurance premiums of $486, $486, and $486, respectively.

(6)	The amounts shown for salary in 2004 and 2003 include $141,116 and $137,421, respectively in commissions paid to Mr. Usie under his executive compensation plan. The amounts shown for all other compensation include contributions under our 401(k) plan in 2004, 2003 and 2003 of $2,065, $1,129, and $745, respectively, and group term life insurance premiums of $292, $292, and $292, respectively.

(7)	The amounts shown for all other compensation include contributions under our 401(k) plan in 2004, 2003 and 2002 of $4,000, $1,440, and $1,320, respectively and group term life insurance premiums of $745, $503, and $486, respectively.

(8)	The amounts shown for all other compensation include contributions under our 401(k) plan in 2004, 2003 and 2002 of $1,687, $1,312, and $1,001, respectively, and group term life insurance premiums of $745, $745, and $745, respectively.

Securities Authorized For Issuance Under Equity Compensation Plans
      During fiscal year 2004, we maintained four equity compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants. These consist of the 1995 Stock Option Plan (the “1995 Option Plan”), the 1996 Option Plan, and the 1996 Directors Plan, which have been approved by stockholders and the 1998 Option Plan, which has not been approved by stockholders (collectively our “Prior Plans). As discussed in Proposal 2, if the 2005 Performance Incentive Plan is approved by our stockholders, all future equity awards will be made under this new plan and all Prior Plans will be terminated except for those provisions necessary to the administration of any outstanding options at the time of termination.
      The following provides tabular disclosure as of December 31, 2004 of the number of securities to be issued upon the exercise of outstanding options, the weighted average exercise price of outstanding options, and the number of securities remaining available for future issuance under equity compensation plans, aggregated into two categories — plans that have been approved by stockholders and plans that have not:

	Number of Securities to	Weighted-average	Number of Securities Remaining
	be Issued Upon Exercise	Exercise Price of	Available for Future Issuance Under
Equity Compensation Plans	of Outstanding Options(1)	Outstanding Options	Equity Compensation Plans

Approved by stockholders:
1995 Option Plan(2)	7,500	$2.83	—
1996 Option Plan	4,879,823	$13.85	705,980
1996 Directors Plan	163,480	$17.68	21,417

	5,050,803	$13.96	727,397
Not approved by stockholders:
1998 Option Plan(3)	411,890	$14.09	120,553

	5,462,693	$13.97	847,950

(1)	On February 15, 2005, the Compensation Committee approved the immediate vesting of all unvested stock options previously awarded to employees, officers and directors. A detailed discussion of the Compensation Committee’s decision to immediately vest these options, together with a listing of those options held by officers and directors that were impacted by this change, is included in Proposal 2.

(2)	The 1995 Option Plan was terminated by the Board effective April 24, 2001 except for those provisions necessary to the administration of the outstanding options under the plan, all of which are fully vested.

(3)	The 1998 Option Plan provides for the issuance of up to 762,500 shares of common stock to employees under nonstatutory stock option grants and permits option grants to executive officers under certain conditions. Under the 1998 Option Plan, options may be granted at a price not less than the fair market value of our common stock on the date of grant, generally vest over a three to four-year period commencing at the date of grant and expire over periods ranging from five years to ten years. Beginning on December 16, 2002, the standard form of option agreement was modified to provide for a contractual term on new grants equal to the vesting period of the option plus three years. Certain options granted to executive officers during the year ended December 31, 2002 had shorter vesting periods and provided for accelerated vesting upon a change of control in the Company’s ownership. The 1998 Option Plan has no scheduled termination date. See “Employment and Change of Control Agreements” and a description of the termination of these stock option plans if the JDA Software Group, Inc. 2005 Performance Incentive Plan is adopted by our stockholders under Proposal 2.

Employment and Change of Control Arrangements
      We have employment agreements with Mr. Brewer, our President and Chief Executive Officer and Ms. Magnuson, our Executive Vice President and Chief Financial Officer dated January 22, 2003 and July 23, 2002, respectively. Mr. Brewer’s agreement was amended effective August 1, 2003 to reflect his promotion to Chief Executive Officer and a corresponding increase in his base salary. The employment agreements provide Mr. Brewer and Ms. Magnuson with an annual base salary and a bonus potential. The agreements also contain severance provisions that provide each of them with lump sum payments equal to 24 months of their effective base salaries, plus their annual bonus for such year of termination as determined in accordance with our Executive Bonus Plan as administered, if their employment is terminated by us without cause, or if they voluntarily terminate their employment with us for “Good Reason.” The agreements provide for an initial term of three years, and will automatically renew in one-year intervals until terminated by either party upon giving of proper notice. The agreements will be reviewed and adjusted periodically by the Compensation Committee.
      Stock options have been granted to the Named Executive Officers and other members of our senior executive management team under the 1996 Option Plan and the 1998 Option Plan. The stock option agreements for these persons, as amended, generally provide for accelerated vesting of the underlying stock options upon (i) the resignation of the option holders for good reason within 18 months after a change of control or the termination of the option holder’s employment by us or the successor company for any reason other than for cause, disability or death, or (ii) the non-assumption of or non-substitution for the stock options upon a change of control. A change of control is deemed to have occurred upon (i) the sale or exchange of more than 50% of our voting stock, (ii) a merger or consolidation in which we are acquired by another party, (iii) the sale, exchange, or transfer of all or substantially all of our assets, or (iv) a liquidation or dissolution. All future stock options granted to the Named Executive Officers and other members of our senior executive management team will contain similar provisions. On February 15, 2005, the Compensation Committee approved the immediate vesting of all unvested stock options previously awarded to employees, officers and directors. A detailed discussion of the Compensation Committee’s decision to immediately vest these options, together with a listing of those options held by officers and directors that were impacted by this change, is included in Proposal 2.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers, directors and beneficial holders of more than 10% of our Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. We are provided with copies of all such filings. The rules of the Securities and Exchange Commission require us to disclose the identity of such executive officers, directors and beneficial owners of more than 10% of our Common Stock who did not file the required reports on a timely basis.
      Based solely upon our review of the forms that have been received by us, or the written representations from certain reporting persons that no Form 5 report was required, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and beneficial holders of more than 10% of our Common Stock were complied with during the fiscal year ended December 31, 2004, except as follows: Jim Armstrong was late in filing a Form 4 reporting the gifting of 9,716 shares to his children, grandchildren and son-in-law in January 2004. Wayne Usie was late in filing a Form 4 reporting his purchase of 380 shares in February 2004. G. Michael Bridge was late in filing a Form 4 reporting an option grant he received in September 2004 in connection with his promotion to Senior Vice President and General Counsel.

Certain Transactions
      We were not a party to any transaction during 2004 in excess of $60,000 with any of our directors, executive officers, or security holder that beneficially owned more than 5% of our Common Stock, nor are there any proposed transactions, or series of similar transactions.
OPTION GRANTS IN LAST FISCAL YEAR
      The following table sets forth information concerning the grants of stock options during the year ended December 31, 2004 to the Named Executive Officers identified in the Summary Compensation Table. No SARs were granted during 2004.

	Individual Grants in 2004(1)(3)				Potential Realizable
					Value at Assumed Annual
	Number of				Rates of Stock Price
	Securities	Percent of			Appreciation for Option
	Underlying	Total Options	Exercise		Term(2)
	Options	Granted to	Price per	Expiration
Name	Granted (#)	Employees (%)	Share ($/Sh)	Date	5% ($)	10% ($)

Hamish N. Brewer	115,000	12.8	14.88	4/14/2010	1,076,164	2,727,212
Kristen L. Magnuson	90,000	10.0	14.88	4/14/2010	842,216	2,134,340
Wayne J. Usie	60,000	6.7	14.88	4/14/2010	561,477	1,422,893
Peter J. Charness	50,000	5.6	14.88	4/14/2010	467,898	1,185,744
David J. Tidmarsh	50,000	5.6	14.88	4/14/2010	467,898	1,185,744

(1)	Incentive and nonstatutory stock options were granted pursuant to our 1996 Option Plan at prices not less than the fair market value of the Common Stock at the date of grant. The options generally become exercisable over a three-year period, commencing at the date of grant, and expire in six years.

(2)	The 5% and 10% assumed compounded annual rates of stock price appreciation are in accordance with the potential gains and are net of exercise price, but before taxes associated with the exercise rules of the Securities and Exchange Commission. These amounts and assumed rates of appreciation do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on future performance of the Common Stock and overall market conditions as well as the option holder’s continued employment throughout the vesting period. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level.

(3)	The stock options granted to the Named Executive Officers contain accelerated vesting provisions in the event of a change of control. For more information see “Employment and Change of Control Arrangements.” On February 15, 2005, the Compensation Committee approved the immediate vesting of all unvested stock options previously awarded to employees, officers and directors. A detailed discussion of the Compensation Committee’s decision to immediately vest these options, together with a listing of those options held by officers and directors that were impacted by this change, is included in Proposal 2.

AGGREGATE OPTION EXERCISES DURING FISCAL 2004
AND 2004 YEAR END OPTION VALUES
      The following table sets forth information concerning stock option exercises during the fiscal year ended December 31, 2004, and unexercised options held as of December 31, 2004, by the Named Executive Officers identified in the Summary Compensation Table.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options at		In-the-Money Options
	Acquired		12/31/04 (#)(2)		at 12/31/04 ($)(1)(2)
	on Exercise	Value
Name	(#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Hamish N. Brewer	0	$0	530,273	217,229	$781,004	$318,046
Kristen L. Magnuson	0	$0	368,882	126,118	$439,058	$109,680
Wayne J. Usie	0	$0	125,473	81,391	$208,246	$65,805
Peter J. Charness	0	$0	159,441	68,059	$268,385	$54,849
David J. Tidmarsh	0	$0	153,443	68,057	$235,997	$54,845

(1)	Options are considered to be “in-the-money” if the fair market value of the underlying securities exceeds the exercise price of the options on the specified date. The amounts shown in these columns are calculated by multiplying the difference between the closing price of the Common Stock on December 31, 2004 ($13.62) and the exercise price of the options by the number of options held at fiscal year end.

(2)	On February 15, 2005, the Compensation Committee approved the immediate vesting of all unvested stock options previously awarded to employees, officers and directors. A detailed discussion of the Compensation Committee’s decision to immediately vest these options, together with a listing of those options held by officers and directors that were impacted by this change, is included in Proposal 2.
TEN-YEAR OPTION REPRICING
      There were no adjustments or amendments during the fiscal year ended December 31, 2004 to the exercise price or other terms of stock options or SARs previously granted to any of the Named Executive Officers.
REPORT OF THE AUDIT COMMITTEE
      The following is the Report of the Audit Committee with respect to our audited financial statements for the year ended December 31, 2004. The following Report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference into such filing.
Membership and Purpose
      The Audit Committee meets quarterly with management and our independent public accountants to review and approve operating results, financial statements and earnings releases. The primary duties and responsibilities of the Audit Committee are to:

(1) retain the independent auditor, evaluate their independence, qualifications and performance, and approve the terms of engagement for audit and non-audit services;

(2) review with management and the independent auditor, as appropriate, our financial reports and other financial information provided by us to any governmental body or the public;

(3) review our compliance with legal and regulatory requirements;

(4) regularly communicate with the independent auditor and financial and senior management and regularly report to the Board;

(5) establish and observe complaint procedures regarding accounting, internal accounting controls and auditing matters; and

(6) prepare the report required by the Securities and Exchange Commission.
      The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent registered public accounting firm, Deloitte & Touche LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee performs such other duties and responsibilities as may be set forth in its charter.
      During fiscal year 2004, the members of the Audit Committee were Mr. Gullard, Mr. Keiper, Mr. Marlin and Mr. Patton, each of whom, in the judgment of the Board, is an “independent director” as defined in the NASDAQ rules. The Audit Committee held seven meetings during the year ended December 31, 2004. The Audit Committee acts pursuant to the Charter of the Audit Committee, which was amended by the Board of Directors on January 26, 2005. The current form of the Charter of the Audit Committee, as amended, is included as Appendix A to this proxy.
Review of the Company’s Audited Financial Statements
      Deloitte & Touche LLP has discussed with the Audit Committee the conduct of the audit of our financial statements and has represented to the Audit Committee that their presentations include all matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and Rule 2-07 of Regulation S-X. The Audit Committee has met with our registered public accounting firm, Deloitte & Touche LLP, with and without management present, to discuss the overall scope of Deloitte & Touche LLP’s audit, the results of its examinations, its evaluations of our internal controls, our progress in meeting the internal controls requirements under Section 404 of the Sarbanes-Oxley Act of 2002, and the overall quality of our financial reporting. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.
      The Audit Committee has received from Deloitte & Touche LLP a formal written statement describing all relationships between the auditors and us that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and the extent to which they may be retained to perform non-audit services, and satisfied itself as to the auditors’ independence.
      Based on the review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Principal Accounting Firm Fees
      The following table sets forth the aggregate fees for professional services provided by our principal accounting firm, Deloitte & Touche, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, for the years ended December 31, 2004 and December 31, 2003.

	Amount

Type of Fee	2004	2003

Audit Fees(1)	$1,380,614	$472,192
Audit-Related Fees(2)	97,116	90,964

Total Audit and Audit Related Fees	1,477,730	563,156
Tax Fees(3)	401,799	441,812
All Other Fees(4)	3,587	2,900

Total Fees	$1,883,116	$1,007,868

(1)	The amounts reported for Audit Fees are based on fees, including out-of-pocket expenses, associated with the annual audits of our consolidated financial statements for the fiscal years ended December 31, 2004 and 2003, the audit of the design and operating effectiveness of our internal controls for the fiscal year ended December 31, 2004, review of quarterly reports on Form 10-Q, and statutory audits required internationally, irrespective of the period in which the related services were rendered or billed. Audit Fees also include fees for services rendered for assistance with and review of all other documents filed with the Securities and Exchange Commission.

(2)	The amounts reported for Audit-Related Fees are based upon fees, including out-of-pocket expenses, for services rendered during the years ended December 31, 2004 and 2003, even if we were not billed for the services until the subsequent period. Audit-Related Fees include employee benefit plan audits, accounting consultation and due diligence related to acquisitions, consultation on accounting and reporting standards not arising as part the audits, and internal control reviews not performed in connection with the audits.

(3)	The amounts reported for Tax Fees are based upon fees, including out-of-pocket expenses, for services rendered during the years ended December 31, 2004 and 2003, even if we were not billed for the services until the subsequent period. Tax Fees are primarily for tax compliance services and include special projects related to transfer pricing and foreign tax credits, assistance with tax audits and appeals, and expatriate tax services. In addition, Tax Fees include a transfer pricing software application licensed from Deloitte & Touche.

(4)	The amounts reported for All Other Fees include fees paid during the years ended December 31, 2004 and 2003 for JDA associates to attend accounting related seminars sponsored by Deloitte & Touche.
      The Audit Committee considered whether the provision of non-audit services by Deloitte & Touche is compatible with maintaining Deloitte & Touche’s independence with the Company.
      All of the audit and non-audit services listed above under the categories “Audit Fees,” “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were pre-approved by the Audit Committee for the years ended December 31, 2004 and 2003.
Policy for Approving Audit and Permitted Non-Audit Services of the Independent Auditor
      The Audit Committee has established procedures to pre-approve all audit and permitted non-audit services provided by our independent auditor. These services may include audit services, audit-related services, certain tax services and other services. Under our policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Although the rules of the SEC permit de minimis exceptions, it is our policy to pre-approve all audit and permitted non-audit services performed by our independent auditor. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary and such service has not been previously pre-approved under our pre-approval policy or when, pursuant to our pre-approval policy, pre-approval is required on a case-by-case basis. The Chairman is required to report any such pre-approval decisions to the full Audit Committee at its next regularly scheduled meeting.
A Note on Stockholder Ratification of Our Independent Registered Public Accountants
      Although stockholder ratification of our selection of independent registered public accounting firms is not required by Delaware law or federal law or regulation, we have nevertheless historically solicited such ratification each year since we became a public company. It remains the policy of the Audit Committee and our Board of Directors generally to seek such stockholder ratification in connection with our annual stockholders meeting.
      However, this year we are not seeking stockholder ratification of our selection of independent registered public accountants because we are currently in discussions with Deloitte & Touche LLP (“Deloitte”), our current independent registered public accounting firm, as well as with other accounting firms regarding the conduct of our 2005 audit. The Audit Committee has not yet decided on which firm will be selected to provide our 2005 audit and, as a result, we determined not to solicit stockholder ratification at this time. We expect to reach an agreement regarding our 2005 audit, either with Deloitte or another independent registered public accounting firm, by June 30, 2005.
      Our primary motivation in considering alternative accounting firms for the 2005 audit is, consistent with the cost control mandates in the strategic operating plan we adopted in November 2004, obtaining the most efficient delivery of high quality services from our outside vendors. We have undertaken similar cost control measures with other outside service providers, including our outside legal counsel. We do not believe JDA management, the Board of Directors or the Audit Committee have any disagreement with Deloitte regarding our application of accounting policies, or regarding Deloitte’s assessment of our financial and disclosure policies, controls and procedures. Deloitte has not been dismissed, nor has it resigned or declined to stand for re-election. No report by Deloitte on our financial statements for any preceding fiscal year has contained an adverse opinion or disclaimer of opinion, nor has any such report been qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte has never reported to us any disagreement of any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report.
      We believe representatives of Deloitte will be present at our annual meeting and will be available to respond to appropriate questions.
      Respectfully submitted by the members of the Audit Committee of the Board of Directors.

2004 AUDIT COMMITTEE

William C. Keiper, Chairman
J. Michael Gullard
Douglas G. Marlin
Jock Patton
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      The Compensation Committee is comprised of two non-employee members of our Board of Directors. There are no interlocks between our Compensation Committee and any other entities involving our Directors and executive officers who serve as executive officers of such entities.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION
      The following Report of the Compensation Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent we specifically incorporate it by reference into such filing.
Membership and Purpose
      The Compensation Committee reviews all components of compensation of our chief executive officer and directors for consistency with the compensation philosophy as in effect from time to time. Consistent with NASDAQ rules, the Compensation Committee is also charged with reviewing and approving the compensation of all other executive officers, including salary, incentive and equity awards, employment, severance and change of control agreements and other special and supplemental benefits. The Compensation Committee performs such other duties and responsibilities as may be set forth in its charter approved by the Board of Directors.
      The members of the Compensation Committee during fiscal year 2004 were Mr. Marlin and Mr. Patton. The Compensation Committee met three times during the year ended December 31, 2004. Other independent members of the Board who are not members of the Compensation Committee attended and participated as invitees at these meetings of the Compensation Committee. Mr. Brewer and Ms. Magnuson attended and participated as invitees at a meeting of the Compensation Committee held in January 2004 in order to answer questions of the Compensation Committee regarding the adoption of the Compensation Committee Charter; no other items were discussed at the meeting. No member of management was present at any other Compensation Committee meeting. The Compensation Committee’s charter was amended by the Board on January 22, 2004 to reflect the new NASDAQ rules. The current form of the Charter of the Compensation Committee, as amended, was included as Exhibit C to our proxy filed on March 30, 2004.
Compensation Philosophy
      The goal of the Compensation Committee is to align executive compensation with the value achieved by the executive team for our stockholders. In the past, our compensation program therefore strove to emphasize both short- and long-term incentives designed to attract, motivate, and retain highly qualified executives who will effectively manage our operations and maximize stockholder value. We use salary, executive officer bonuses and, if the 2005 Performance Incentive Plan is approved by our stockholders, stock awards, restricted stock, restricted stock units, performance awards and deferred compensation awards to motivate executive officers to achieve our business objectives and to align the incentives of our officers with the long-term interests of stockholders. We plan to refrain from granting stock options in the future, except perhaps for unusual circumstances such as a negotiated compensation package in connection with a key new hire or if the 2005 Performance Incentive Plan is not approved by our stockholders. The Compensation Committee periodically reviews and evaluates each executive officer’s base and variable compensation relative to corporate performance and comparative market information. In setting total compensation, the Compensation Committee considers both individual and company-wide performance and salary recommendations from the Chief Executive Officer. The Compensation Committee has on occasion referred to market information in the form of published survey data provided from time to time to the Compensation Committee by our human resources staff or by outside consultants.
      In preparing the performance graph for this Proxy Statement, we selected the NASDAQ Stock Market-U.S. Index and certain Computer and Data Processing Stocks as our peer groups. The companies that we included in our stratified salary surveys provided to the Compensation Committee are not necessarily those included in the indices, as we may not compete with such companies for executive talent, and companies that do compete with us for executive talent may not be publicly traded.
      The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code (“Section 162(m)”) adopted under the Federal Revenue Reconciliation Act of 1993.

Section 162(m) disallows a tax deduction to any publicly-held corporation for individual compensation exceeding $1 million in any taxable year paid to the Chief Executive Officer or any of the four other most highly compensated executive officers, unless compensation is performance-based. Since the targeted cash compensation of each of the Named Executive Officers is well below the $1 million threshold, and we believe that any options granted under the Prior Plans in 2004 currently meet the requirement of being performance-based in accordance with the regulations under Section 162(m), the Compensation Committee believes that Section 162(m) will not reduce the tax deductions that would be available to us for executive compensation in 2004 or for equity awards to be granted to our executive officers under our proposed Performance Incentive Plan. Our policy is to qualify to the extent reasonable for executive officers’ compensation for deductibility under applicable tax laws.
Philosophy Underlying 2005 Performance Incentive Plan
      During 2004 the Compensation Committee considered, together with management, several developments and aspects of the Company’s business and determined it was appropriate to modify the Company’s historical approach to compensating key employees and executives. These developments included:

•	Adoption by the Financial Accounting Standards Board (“FASB”) of Financial Accounting Statement (“FAS”) 123(R), which requires JDA to recognize financial expense for the fair value of stock options that are granted or that vest after June 15, 2005;

•	The Company’s strategic goal of improved profitability reflected in adoption by the Company of a new strategic operating plan in December, 2004; and

•	The broadly perceived desire of corporate stockholders to increase the linkage between executive compensation and corporate performance.
      In light of these and other developments and considerations, the Compensation Committee recommended to the Board of Directors the following steps in an attempt to revise the Company’s overall compensation philosophy to best align the interests of employees and stockholders:

•	Acceleration of the vesting of options outstanding under the Prior Plans, in order to reduce potential expense following the effective time of FAS 123(R) and in recognition (i) of the reduced level of cash bonuses paid to employees and officers in 2004, (ii) of the absence of planned equity awards in 2005 other than in connection with new hires, and (iii) that the exercise of any accelerated options would bring cash into the Company;

•	Approval of a share repurchase program designed to mitigate or eliminate dilution from future grants of equity awards to employees; and

•	Adoption of the 2005 Incentive Performance Plan.
      On April 6, 2005, the Compensation Committee adopted the 2005 Performance Incentive Plan which is now being presented to our stockholders for their approval and in which our executive officers can participate. If the 2005 Performance Incentive Plan is approved by our stockholders, the Compensation Committee will terminate our ability to grant any new stock options under our existing stock option plans, including our 1996 Stock Option Plan, 1996 Outside Directors Stock Option Plan, and 1998 Non-Statutory Stock Option Plan. Under the 2005 Performance Incentive Plan, the Compensation Committee will be authorized to grant stock awards, restricted stock, restricted stock units, performance awards, and deferred compensation awards to our executive officers.
      If the Performance Incentive Plan is authorized by our stockholders, the Compensation Committee, together with the Board of Directors and Management, intend to use the 2005 Performance Incentive Plan to make awards of restricted stock and restricted stock units based upon achievement by the Company of operating goals — primarily net income targets. Should the Company successfully meet its targets, 50% of the employees’ award will be immediately vested in the form of restricted stock, and the remaining 50% will take the form of restricted stock units that vest over a twenty-four month period. Subsequent net income targets will be increased based upon the cost of the prior year’s restricted stock awards, to ensure employees generally benefit only when the Company’s operations benefit stockholders net of the cost of compensating the Company’s employees. The Compensation Committee anticipates that stockholder dilution from the 2005 Incentive Performance Plan will be significantly less than historical dilution under the existing stock option plans. See Proposal 2.
Forms of Compensation
      Salary Compensation. We strive to offer our executive officers salaries that are competitive with comparable companies in the technology sector generally and in the vertical market enterprise software and general software industries.
      Cash Incentive Compensation. Effective January 2003, in connection with the implementation of our Customer Value Program (“CVP”), we restructured our executive bonus plan in order to synchronize the compensation of all of our associates affected by the CVP, and to align the incentive compensation of our executive officers with the goals and objectives of our associates that are charged with implementing the CVP. Bonuses of our executive officers are calculated using a system of percentage rates that escalate as performance increases. These bonus compensation payments are calculated based upon year to date performance by multiplying the actual margin achieved by the applicable rate.
      Stock Options. The Compensation Committee believes that equity ownership by executive officers provides incentives to build stockholder value and helps align the interests of executive officers with those of the stockholders. Historically, the Compensation Committee has made grants of stock options under our 1996 Option Plan at the commencement of an executive officer’s employment and, depending on that officer’s performance and the propriety, in the Compensation Committee’s judgment, of additional awards to retain key employees, periodically thereafter. The Compensation Committee has periodically made grants of stock options to our executive officers under our 1998 Option Plan, a broad-based plan that has not been approved by stockholders but which permits option grants to executive officers under certain conditions. Stock options have been granted at the prevailing market price, generally vest over a period of three to four years and will only have value if our stock price increases over the exercise price. During 2004, management recommended, and the Compensation Committee approved, grants of options to each of the Named Executive Officers, including the Chief Executive Officer, to purchase up to 365,000 shares of our Common Stock. Beginning on January 1, 2003, our Compensation Committee approved for our executive officers new stock option grants with contractual terms on these new grants of six years which is equal to the three-year vesting period plus three years. On February 15, 2005, the Compensation Committee approved the immediate vesting of all unvested stock options previously awarded to employees, officers and directors. A detailed discussion of the Compensation Committee’s decision to immediately vest these options, together with a listing of those options held by officers and directors that were impacted by this change, is included in Proposal 2.
      Other Compensation Plans. We maintain certain broad-based employee benefit plans in which executive officers have been permitted to participate. Our incremental costs to provide benefits to executive officers under these life and health insurance plans and retirement plans is less than 10% of the base salaries for executive officers for 2004. Benefits under the broad-based plans are not directly or indirectly tied to our performance.
Chief Executive Officer
      On August 1, 2003 Hamish Brewer was promoted to Chief Executive Officer and since that time has served as our President and Chief Executive Officer. In January 2003, we entered into an employment agreement with Mr. Brewer, but did not change his base salary and bonus compensation at that time. Effective August 1, 2003, we amended Mr. Brewer’s employment agreement to increase his annual base salary from $250,000 to $350,000 to reflect his promotion to our Chief Executive Officer. Mr. Brewer’s terms of employment were set by arms length bargaining approved by the Compensation Committee and our Board of Directors. In setting Mr. Brewer’s compensation, the Compensation Committee considered Mr. Brewer’s individual performance during his tenure as President, the Company’s overall performance during that time,

Mr. Brewer’s increased responsibilities, his expected contributions to the Company and his growth potential as our Chief Executive Officer.
      Mr. Brewer’s employment agreement also includes certain change of control provisions. For a summary of the affected provisions and other significant terms of Mr. Brewer’s employment agreement, see “Employment and Change of Control Agreements.” The Compensation Committee believes the salary and stock option levels for Mr. Brewer are consistent with CEO compensation levels at the vertical market enterprise software companies and other software companies considered by the Compensation Committee to be comparable to the Company, and are reasonable and fair to the Company’s stockholders.
      The Compensation Committee has reviewed Mr. Brewer’s current annual base salary of $350,000, which has been in effect since August 1, 2003, and considered Mr. Brewer’s individual performance during his tenure as President, the Company’s overall performance during that time, his contributions to the Company and his growth potential as our Chief Executive Officer. The Compensation Committee also reviewed current peer group compensation survey data compiled by an outside consultant. The Compensation Committee determined that this base salary is competitive and, therefore, no salary increase was provided in 2004 or for fiscal 2005. In 2004, Mr. Brewer’s performance-based compensation consisted of stock option grants and a cash bonus under the Company’s executive bonus program. In April 2004, the Board and the Compensation Committee approved stock option grants to Mr. Brewer to purchase 115,000 shares of our common stock. In approving the option grants, the Compensation Committee considered, among other things, the Company’s continued operational profitability despite market volatility in 2003 and 2004, Mr. Brewer’s foresight, leadership and continued dedication to the Company’s success, the performance incentives inherent in a stock option grant and competitive conditions for executive talent in the Company’s industry. In the Compensation Committee’s view, the 2004 option grants are in the best interest of the Company to ensure that Mr. Brewer continues his valuable contributions.

2004 COMPENSATION COMMITTEE

Douglas G. Marlin
Jock Patton

STOCK PERFORMANCE GRAPH
      The graph below compares the cumulative total return on our Common Stock with the NASDAQ Stock Market index (U.S. companies) and the cumulative total return of NASDAQ Computer and Data Processing Stocks (Peer Group) for the period from December 31, 1999 to December 31, 2004. The comparison assumes that $100 was invested on December 31, 1999 in our Common Stock and in each of the comparison indices, and assumes reinvestment of dividends.
Comparison of Cumulative Total Returns
Performance Graph for
JDA Software Group, Inc.

Company/Index Name	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

JDA Software Group, Inc.	$100.00	$79.77	$136.49	$59.00	$100.82	$83.17
NASDAQ Stock Market (US Companies)	100.00	60.82	48.18	33.13	49.95	54.53
Computer and Data Processing Stocks (Peer Group)	100.00	55.67	15.89	5.65	9.64	8.29
      The information contained in the Stock Performance Graph shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference into such filing.

PROPOSAL 2
APPROVE ADOPTION OF 2005 PERFORMANCE INCENTIVE PLAN
      At the Annual Meeting, the stockholders will be asked to approve the JDA Software Group, Inc. 2005 Performance Incentive Plan attached to this proxy as Appendix B (the “Plan”). The Board of Directors adopted the Plan on April 6, 2005, subject to its approval by stockholders. The Plan is intended to replace our 1996 Stock Option Plan, 1996 Outside Directors Stock Option Plan and 1998 Non-Statutory Stock Option Plan (collectively, our “Prior Plans”). If the stockholders approve the Plan, it will become effective on the day of the Annual Meeting, no further awards will be granted under the Prior Plans, and the Prior Plans will be terminated except for those provisions under the Prior Plans necessary to administer the outstanding options, all of which are fully vested.
      The Board of Directors’ recommendation for a vote in favor of the Plan is aligned with our philosophy on equity compensation which is based on our directors, officers and employees being rewarded when we derive value for our stockholders. Our Board of Directors also believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility, and we expect that the Plan will be an important factor in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to enhance our growth and profitability.
      Under the Plan, stock awards, restricted stock, restricted stock units, performance awards and deferred compensation awards will be tied to the passage of time, our performance and/or employment with us. In line with this approach, on February 15, 2005, the Compensation Committee of our Board of Directors (the “Committee”) approved an immediate acceleration of the vesting for all unvested stock options previously awarded to employees, officers and directors under the Prior Plans. The Committee made the decision to immediately vest these options based in part on the issuance of SFAS No. 123(R). The Committee also considered the reduced level of cash bonuses paid to employees and officers in 2004, the fact that there are no equity awards planned in 2005, other than for certain new hires, and recognized that the exercise of any accelerated options would bring cash into the Company. Absent the acceleration of these options, upon adoption of SFAS No. 123(R) on July 1, 2005, we would have been required to recognize approximately $3.7 million in compensation expense from these options over their remaining vesting terms. By vesting all previously unvested options, the stock-based compensation expense under SFAS No. 123 will only be reflected in our footnote disclosures. Further, we believe the future stock-based compensation expense to be recorded under SFAS No. 123(R) related to these options is significantly reduced and would be immaterial to our financial results. However, there can be no assurance that these actions will avoid the recognition of future compensation expense in connection with these options.
      Our directors, officers and employees benefit from this accelerated vesting of their stock options in the event they terminate their employment with or service to the Company prior the completion of the original vesting terms as they would have the ability to exercise certain options that would have otherwise been forfeited. We will not record any stock-based compensation expense with respect to these options unless an employee, officer or director actually benefits from this modification. For those employees, officers and directors who do benefit from the accelerated vesting, we are required to record additional stock-based compensation expense equal to the intrinsic value of the option on the date of modification (i.e., February 15, 2005). The closing market price per share of our common stock on February 15, 2005 was $11.85 and the exercise price of the 1,380,230 in unvested options on that date ranged from $8.50 to $28.20. Based on our historical employee turnover rates during the past three years, we currently estimate the potential additional stock-based compensation expense we may be required to record with respect to these options is approximately $6,000 to $45,000.

      The following table summarizes the options subject to acceleration:

	Aggregate Number of	Weighted Average
	Shares Issuable under	Exercise Price
	Accelerated Options	Per Share(1)

Directors & Named Executive Officers
James D. Armstrong	27,784	$10.33
J. Michael Gullard	14,000	$13.68
William C. Keiper	14,000	$13.68
Douglas G. Marlin	14,000	$13.68
Jock Patton	14,000	$13.68
Hamish N. Brewer	195,564	$13.01
Kristen L. Magnuson	117,786	$13.81
Peter J. Charness	63,894	$13.89
David J. Tidmarsh	63,892	$13.89
Wayne J. Usie	76,670	$13.89

Directors & Executive Officers as a Group (13 persons)	729,477	$13.53
All Other Employees	650,753	$13.12

Total	1,380,230	$13.33

(1)	The closing price of the Company’s closing stock on the day the Compensation Committee approved the acceleration was $11.85
      The Plan is also designed to preserve the Company’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain awards granted under the Plan. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock awards (stock purchase rights and stock bonuses), restricted stock unit awards, performance shares and performance units granted under the Plan to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the Plan. By approving the Plan, the stockholders will be approving, among other things:

•	the eligibility requirements for participation in the Plan;

•	the performance measures upon which the grant or vesting of awards of performance shares, performance units and certain stock awards and restricted stock units may be based;

•	the maximum numbers of shares for which stock awards, restricted stock unit awards and performance share awards intended to qualify as a performance-based award may be granted to an employee in any fiscal year; and

•	the maximum dollar amount that a participant may receive upon settlement of performance units in any fiscal year.
      While we believe that compensation in connection with such awards under the Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as “performance-based.”

Summary of the Plan
      The following summary of the Plan is qualified in its entirety by the specific language of the Plan, a copy of which is attached as Appendix B.
      General. The purpose of the Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts the Company’s success is dependent and to provide them with an equity interest in the success of the Company in order to motivate superior performance. These incentives are provided through the grant of stock purchase rights, stock bonuses, restricted stock units, performance shares, performance units and deferred compensation awards.
      Authorized Shares. If the Plan is approved by the stockholders, all of our Prior Plans will be terminated except for those provisions necessary to the administration of the outstanding options under the Prior Plans, all of which are fully vested, and a total of 3,100,000 shares of our common stock will be authorized for new awards that may be granted under the Plan. The number of shares authorized for issuance under the Plan will be increased by up to an additional 6,310,642 shares from the following sources: (1) shares subject to options or other awards outstanding under the Prior Plan as of December 31, 2004 which expire or otherwise terminate for any reason without having been exercised or settled in full, (2) shares acquired under the Prior Plans subject to forfeiture or repurchase at the participant’s purchase price which are forfeited to or repurchased by the Company on or after the date of the Annual Meeting, and (3) 847,949 shares of our common stock previously reserved by our stockholders under the Prior Plans but not issued as of December 31, 2004.
      Certain Award Limits. In addition to the limitation described above in the total number of shares of our common stock that will be authorized for issuance under the Plan, the Plan limits the numbers of shares that may be issued under certain types of awards, subject to adjustment as described under “Share Accounting and Adjustments” below. To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m), the Plan establishes a limit on the maximum aggregate number of shares or dollar limit for which any such award may be granted to an employee in any fiscal year, as follows:

•	Stock awards and restricted stock unit awards having vesting based upon the attainment of performance goals: No more than 900,000 shares.

•	Performance share awards: No more than 900,000 shares for each full fiscal year contained in the performance period of the award.

•	Performance unit awards: No more than $4,500,000 for each full fiscal year contained in the performance period of the award.
A participant may receive only one performance share or performance unit award with respect to any performance period.
      Share Accounting and Adjustments. If any award granted under the Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company at the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Plan. Shares will not be treated as having been issued under the Plan and will therefore not reduce the number of shares available for grant to the extent an award is settled in cash or such shares are withheld or reacquired by the Company in satisfaction of a tax withholding obligation. Appropriate adjustments will be made to the number of shares authorized under the Plan, to the numerical limits on certain types of awards described above, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material adverse effect on the fair market value of our common stock. In such circumstances, the plan administrator also has the discretion under the Plan to adjust the terms of outstanding awards as it deems appropriate.
      Administration. The Plan generally will be administered by the Compensation Committee or other committee of the Board of Directors or, in the absence of such committee, by the Board of Directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise its discretion required by Section 162(m), amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Board of Directors may delegate to a committee comprised of one or more officers of the Company the authority to grant awards under the Plan to persons eligible to participate who are neither members of the Board nor executive officers of the Company, subject to the provisions of the Plan and guidelines established by the Committee. The Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Plan. All awards granted under the Plan will be evidenced by a written agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Plan. The Committee will interpret the Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the Plan or any award.
      Eligibility. Awards may be granted to our employees and directors. As of March 31, 2005, we had approximately 1,100 employees, including nine executive officers, and four outside directors who would be eligible under the Plan.
      Stock Awards. The Committee may grant stock awards under the Plan either in the form of a stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Committee determines the purchase price payable under stock purchase awards, which may be less than the then current fair market value of our common stock. Stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Participants holding stock awards will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.
      Restricted Stock Units. The Committee may grant restricted stock units under the Plan, which represent a right to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

      Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and an initial monetary value as determined by the Committee. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of stock) or any combination thereof.
      Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: sales, revenue, software revenue, expenses, gross margin, operating margin, operating income, pre-tax profit, earnings before one or more of: stock based compensation expense, interest, taxes, depreciation and or amortization, net operating income, net income, the market price of our common stock, earnings per share, return on stockholder equity, return on capital, return on assets, economic value added, market share, free cash flow, operating cash flow, return on investment, balance of cash, cash equivalents and marketable securities, number of customers, customer satisfaction, product development and completion of a joint venture or other corporate transaction.
      The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.
      Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained by a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on the Company’s common stock. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.
      Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

      Deferred Compensation Awards. The Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors or members of a select group of highly compensated employees may elect to receive, in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the settlement of performance shares or performance unit awards, an award of deferred stock units. Each such stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of stock units subject to the award as soon as practicable following the earlier of the date on which the participant’s service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of a deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the stock units. However, participants holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the Committee in the participant’s award agreement. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.
      Change in Control. Unless otherwise defined in a participant’s award or employment agreement, the Plan provides that a “Change in Control” occurs upon (a) a “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than an employee benefit plan or a corporation owned by the Company’s stock holders in the same proportion as their ownership of Company stock, becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company’s voting stock, (ii) a merger or consolidation in which the Company is a party, or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
      If a Change in Control occurs, the Committee, in its discretion, may take such actions as it deems appropriate, including the acceleration of vesting and/or settlement of any stock award, restricted stock unit award, performance share and performance unit award held by a participant upon such conditions and to such extent as determined by the Committee.
      Termination or Amendment. The Plan will continue in effect until its termination by the Committee, provided that all awards shall be granted within 10 years from the Plan’s effective date. The Committee may terminate or amend the Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the plan, change the class of persons eligible to receive incentive stock options or would require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, including, but not limited to, Section 409A of the Internal Revenue Code, providing rules regarding the taxation of nonqualified deferred compensation plans.
Summary of U.S. Federal Income Tax Consequences
      The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

      Stock Awards. A participant acquiring a stock award generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
      Performance and Restricted Stock Unit Awards. A participant generally will recognize no income upon the receipt of a performance share, performance unit or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Stock Awards”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Stock Awards”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
      Deferred Compensation/ Stock Units. A participant generally will recognize no income upon the receipt of deferred stock units. Upon the settlement of the stock units, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date they are transferred to the participant, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.
New Plan Benefits
      No awards will be granted under the Plan prior to its approval by the stockholders of the Company. All awards under the Plan will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.
Required Vote and Board of Directors Recommendation
      Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.
      The Board believes that the proposed adoption of the Plan is in the best interests of the Company and its stockholders for the reasons stated above. THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE PLAN.

TRANSACTION OF OTHER BUSINESS
      The Board of Directors does not know of or intend to present any matters at the 2005 Annual Meeting of Stockholders other than those described herein and does not presently know of any matters that will be presented by other parties. If however, any other matters properly come before the meeting, it is intended that the proxies in the accompanying form will be voted thereon in accordance with the judgment of the persons voting such proxies.
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
      Stockholder proposals may be submitted for inclusion in our 2006 proxy material after the 2005 Annual Meeting of Stockholders but no later than 5:00 p.m., Scottsdale, Arizona time on December 4, 2005 to be considered timely. Proposals must be in writing and sent via registered, certified, or express mail to: Secretary, JDA Software Group, Inc., 14400 North 87th Street, Scottsdale, Arizona 85260. Facsimile or other forms of electronic submissions will not be accepted. For more information regarding stockholder proposals, see “Corporate Governance — Director Nominations, Stockholder Nominations.”

By Order of the Board of Directors,

Kristen L. Magnuson
Secretary
April 6, 2005

Appendix A
JDA SOFTWARE GROUP, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
(as amended through 1/26/05)

I.	Statement of Policy
      This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of JDA Software Group, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.
      The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement, of the Company’s independent auditor, review the performance of the Company’s internal audit function, and prepare any reports required of the Committee under rules of the Securities and Exchange Commission (the “SEC”). The Committee’s primary duties and responsibilities are to:

•	Retain the independent auditor, evaluate their independence, qualifications and performance, and approve the terms of engagement for audit service and non-audit services.

•	Review with management and the independent auditor, as appropriate, the Company’s financial reports and other financial information provided by the Company to any governmental body or the public, and the Company’s compliance with legal and regulatory requirements.

•	Regularly communicate with the independent auditor and financial and senior management and regularly report to the Board.

•	Establish and observe complaint procedures regarding accounting, internal accounting controls and auditing matters.

•	Prepare the report required by the SEC.
      The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate investigations, and, hire legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II.	Organization and Membership Requirements
      The Committee shall be comprised of three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of The NASDAQ Stock Market, provided that one director who does not meet the independence criteria of NASDAQ, but is not a current employee or officer, or an immediate family member of an employee or officer, may be appointed to the Committee, subject to the approval of the Board pursuant to, and subject to the limitations under, the “exceptional and limited circumstances” exceptions as provided under the rules of NASDAQ. In addition, the Committee shall not include any member who:

•	has participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three (3) years; or

•	accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, or

•	is an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of The NASDAQ Stock Market.
      Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.
      The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board on the recommendation of the Nominating and Corporate Governance Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.	Meetings
      The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may form and delegate authority to subcommittees or to one or more members of the Committee, when appropriate. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate, but at least quarterly. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.	Committee Authority and Responsibilities

A.	Oversight of the Company’s Independent Auditor
      The Committee shall be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee. The Committee shall:
      1. Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the independent auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence, and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor.
      2. Obtain and review annually a report from the independent auditor describing (i) the independent auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer reviews or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues, and (iii) all relationships between the independent auditor and the Company.

      3. Evaluate annually the qualifications, performance and independence of the independent auditor, including a review of whether the independent auditor’s quality control procedures are adequate and a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management, and report to the Board on its conclusions, together with any recommendations for additional action.
      4. Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audits every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.
      5. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee’s responsibilities hereunder and (z) provided that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting and (b) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of clauses (i)(x) and (y) above.
      6. Approve as necessary the termination of the engagement of the independent auditor and select a replacement independent auditor.
      7. Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but that were “passed” (as immaterial or otherwise), any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement, any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Company, or any other material written communication provided by the independent auditor to the Company’s management.
      8. Review with the independent auditor on a quarterly basis the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

B.	Review of Financial Reporting, Policies and Processes
      To fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:
      1. Review and discuss with management and the independent auditor the Company’s annual audited financial statements, any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.
      2. Review and discuss with management and the independent auditor the Company’s annual report on Form 10-K, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of the Company’s annual report on Form 10-K.

      3. Review and discuss with management and the independent auditor the Company’s quarterly financial statements and the Company’s disclosure under “Management’s Discussion and Analysis of Results of Operation” prior to the filing of each of the Company’s quarterly report on Form 10-Q.
      4. Review and discuss earnings press releases and other information provided to securities analysts and rating agencies, including “pro forma” or adjusted financial information.
      5. At least quarterly, meet separately with management and with the independent auditor.
      6. Review and discuss with management and the independent auditor any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.
      7. Review and discuss annually with management its assessment of the Company’s disclosure controls and procedures and consider whether any changes are appropriate in light of management’s assessment.
      8. Review and discuss annually with management its assessment of the effectiveness of the Company’s internal controls and procedures for financial reporting (“Internal Controls”), and review annually with the independent auditor the attestation to and report on, the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s report.
      9. Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings.
      10. Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

C.	Risk Management, Related Party Transactions, Legal Compliance and Ethics
      To further fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:
      1. Review with the chief executive officer and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls which could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls, identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.
      2. Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interests and other improprieties.
      3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.
      4. Provide for and review prompt disclosure to the public of any change in, or waiver of, the Company’s Code of Conduct applicable to all employees and directors and which meets the requirements of Item 406 of the SEC’s Regulation S-K. Review such Code of Conduct periodically and recommend such changes to such Code of Conduct as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

      5. As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company’s Code of Conduct, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.
      6. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.
      7. Review management’s monitoring of compliance with the Foreign Corrupt Practices Act.
      8. Prepare the Committee’s report required by the rules of the SEC to be included in the Company’s annual proxy statement.
      9. Develop, in coordination with the Nominating and Corporate Governance Committee, and implement an annual performance evaluation of the Committee.
      10. Regularly report to the Board on the Committee’s activities, recommendations and conclusions.
      11. Review and reassess the Charter’s adequacy at least annually.

Appendix B
JDA SOFTWARE GROUP, INC.
2005 PERFORMANCE INCENTIVE PLAN

i

ii

JDA SOFTWARE GROUP, INC.
2005 PERFORMANCE INCENTIVE PLAN
      1.     Establishment, Purpose and Term of Plan.
      1.1 Establishment. The JDA Software Group, Inc. 2005 Performance Incentive Plan (the “Plan”) is hereby established effective as of                     , 2005, the date of its approval by the stockholders of the Company (the “Effective Date”).
      1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Stock Purchase Rights, Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units and Deferred Compensation Awards.
      1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.
      2.     Definitions and Construction.
      2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Stock Purchase Right, Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Compensation Award granted under the Plan.

(c) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding stock of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of stock of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding voting stock; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the

Company or, in the case of an Ownership Change Event described in Section 2.1(t)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(g) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(h) “Company” means JDA Software Group, Inc., a Delaware corporation, or any successor corporation thereto.

(i) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(j) “Covered Employee” means any Employee who is or may become a “covered employee” as defined in Code Section 162(m), or any successor statute, and who is designated, either as an individual Employee or class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(k) “Deferred Compensation Award” means an award of Stock Units granted to a Participant pursuant to Section 9 of the Plan.

(l) “Director” means a member of the Board.

(m) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(n) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(o) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day, the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

(iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(r) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(s) “Officer” means any person designated by the Board as an officer of the Company.

(t) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(u) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(v) “Participant” means any eligible person who has been granted one or more Awards.

(w) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(x) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(y) “Performance Award” means an Award of Performance Shares or Performance Units.

(z) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 8.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(aa) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees.

(bb) “Performance Goal” means a performance goal established by the Committee pursuant to Section 8.3 of the Plan.

(cc) “Performance Period” means a period established by the Committee pursuant to Section 8.3 of the Plan at the end of which one or more Performance Goals are to be measured.

(dd) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 8 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(ee) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 8 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(ff) “Predecessor Plans” mean the Company’s 1996 Stock Option Plan and 1996 Outside Directors Option Plan.

(gg) “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 7 or Section 9 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 7 or Section 9, as applicable, and the Participant’s Award Agreement.

(hh) “Restriction Period” means the period established in accordance with Section 6.5 of the Plan during which shares subject to a Stock Award are subject to Vesting Conditions.

(ii) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(jj) “Section 162(m)” means Section 162(m) of the Code.

(kk) “Section 409A” means Section 409A of the Code (including regulations or administrative guidelines thereunder).

(ll) “Securities Act” means the Securities Act of 1933, as amended.

(mm) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(nn) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4 of the Plan.

(oo) “Stock Award” means an Award of a Stock Bonus or a Stock Purchase Right.

(pp) “Stock Bonus” means Stock granted to a Participant pursuant to Section 6 of the Plan.

(qq) “Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 6 of the Plan.

(rr) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(ss) “Vesting Conditions” mean those conditions established in accordance with Section 6.5 or Section 7.3 of the Plan prior to the satisfaction of which shares subject to a Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.
      2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
      3.     Administration.
      3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.
      3.2     Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.
      3.3     Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
      3.4     Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.
      3.5     Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b) to determine the Fair Market Value of shares of Stock or other property;

(c) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(d) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(e) to approve one or more forms of Award Agreement;

(f) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(g) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

      3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
      4.     Shares Subject to Plan.
      4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Four Million (3,947,949) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
      4.2 Share Accounting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an

Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 13.2. Upon payment in shares of Stock pursuant to the settlement of an Award, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment.
      4.3 Adjustment for Unissued or Forfeited Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

(a) the number of shares of Stock subject to that portion of any award outstanding pursuant to a Predecessor Plan as of the Effective Date which, on or after such date, expires or is terminated or canceled for any reason without having been exercised or settled; and

(b) the number of shares of Stock acquired pursuant to a Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased;
provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this Section 4.3 shall not exceed Five Million Four Hundred Sixty-Two Thousand Six Hundred Ninety-Three (5,462,693), subject to adjustment as provided in Section 4.4.
      4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the maximum adjustment for unissued or forfeited Predecessor Plan shares set forth in Section 4.3, in the Award limits set forth in Section 5.3 and in the purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.4 shall be final, binding and conclusive.
      The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Code Sections 409A and any related guidance issued by the U.S. Treasury Department, where applicable.

      5.     Eligibility and Award Limitations.
      5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.
      5.2 Participation. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
      5.3 Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

(a) Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Stock Awards or Restricted Stock Unit Awards, the grant or vesting of which is based on the attainment of Performance Goals, for more than Nine Hundred Thousand (900,000) shares.

(b) Performance Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than Nine Hundred Thousand (900,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than Four Million Five Hundred Thousand dollars ($4,500,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

6.	Terms and Conditions of Stock Awards.
      Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Bonus or a Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 15 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:
      6.1 Types of Stock Awards Authorized. Stock Awards may be in the form of either a Stock Bonus or a Stock Purchase Right. Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 8.4. If either the grant of a Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 8.3 through 8.5(a).
      6.2 Purchase Price. The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Stock Award.
      6.3 Purchase Period. A Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right.
      6.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right shall be made (a) in cash, by check, or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The

Committee may at any time or from time to time grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.
      6.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 8.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 2.1(t), or as provided in Section 6.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
      6.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 6.5 and any Award Agreement, during any Restriction Period applicable to shares subject to a Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
      6.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
      6.8 Nontransferability of Stock Award Rights. Prior to the issuance of shares of Stock pursuant to a Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

7.	Terms and Conditions of Restricted Stock Unit Awards.
      Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 15 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:
      7.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 8.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 8.3 through 8.5(a).
      7.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.
      7.3 Vesting. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 8.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
      7.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
      7.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
      7.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 7.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. If permitted by the Committee, subject to the provisions of Section 15 with respect to Section 409A, and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
      7.7 Nontransferability of Restricted Stock Unit Awards. Prior to the settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

8.	Terms and Conditions of Performance Awards.
      Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 15 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:
      8.1 Types of Performance Awards Authorized. Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
      8.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
      8.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

      8.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) software revenue;

(iv) expenses;

(v) operating income;

(vi) gross margin;

(vii) operating margin;

(viii) earnings before any one or more of: stock-based compensation expense, interest, taxes and depreciation, and amortization;

(ix) pre-tax profit;

(x) net operating income;

(xi) net income;

(xii) economic value added;

(xiii) free cash flow;

(xiv) operating cash flow;

(xv) the market price of the Stock;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) balance of cash, cash equivalents and marketable securities;

(xxii) market share;

(xxiii) number of customers;

(xxiv) customer satisfaction;

(xxv) product development; and

(xxvi) completion of a joint venture or other corporate transaction.
      (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

8.5	Settlement of Performance Awards.
      (a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
      (b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.
      (c) Effect of Leaves of Absence. Unless otherwise required by law, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.
      (d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 8.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
      (e) Payment in Settlement of Performance Awards. Subject to the provisions of Section 15 with respect to Section 409A, as soon as practicable following the Committee’s determination and certification in accordance with Sections 8.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and subject to the provisions of Section 15 with respect to Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

      (f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 6.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 6.5 through 6.8 above.
      8.6  Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 8.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
      8.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of days of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 8.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.
      8.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a

Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.	Deferred Compensation Awards.
      9.1 Establishment of Deferred Compensation Award Programs. This Section 9 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, subject to the provisions of Section 15 with respect to Section 409A, may establish one or more programs pursuant to the Plan under which:

(a) Elective Cash Compensation Reduction Awards. Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee and complying with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b) Stock Issuance Deferral Awards. Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee and complying with Section 409A, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.
      9.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 9 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 15 with respect to Section 409A.
      9.3 Terms and Conditions of Stock Units. Except as provided below, Stock Units granted pursuant to Section 9 shall comply with and be subject to the terms and conditions of Section 7.

(a) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represent the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

(b) Settlement of Stock Unit Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 9, shall specify at the time of such election a settlement date with respect to such Award which complies with Section 409A. The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.

(c) Nontransferability of Stock Unit Awards. Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.	Standard Forms of Award Agreement.
      10.1  Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.
      10.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

11.	Change in Control.
      Subject to the provisions of Section 15 with respect to Section 409A, if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing an Award for, or in the event of a Change in Control may take such actions as it deems appropriate to provide for, the acceleration of vesting and/or settlement of such Award upon such conditions, including termination of the Participant’s Service prior to, upon or following such Change in Control, and to such extent as the Committee shall determine.

12.	Compliance with Securities Law.
      The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

13.	Tax Withholding.
      13.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
      13.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

14.	Amendment or Termination of Plan.
      The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4) and (b) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

15.	Compliance with Section 409A.
      15.1 Awards Subject to Section 409A. The provisions of this Section 15 shall apply to any Award or portion thereof that is or becomes subject to Section 409A. Awards subject to Section 409A include, without limitation, each Deferred Compensation Award and any Restricted Stock Unit Award or Performance Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.
      Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is two and one-half months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the date that is two and one-half months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.
      15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an

“Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a) All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

(c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.
      15.3 Subsequent Elections. Any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 15.4(b), 15.4(c), or 15.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution pursuant to Section 15.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.
      15.4 Distributions Pursuant to Deferral Elections. No distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a) Separation from service (as determined by the Secretary of the United States Treasury);

(b) The date the Participant becomes Disabled (as defined below);

(c) Death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 and/or 15.3, as applicable;

(e) To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

(f) The occurrence of an Unforeseeable Emergency (as defined below).
      Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i)) of the Company, no distribution pursuant to Section 15.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.
      15.5 Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable

Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.
      The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.
      15.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

(a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.
      All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.
      15.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.
      15.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.
      16. Miscellaneous Provisions.
      16.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
      16.2 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

      16.3 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
      16.4 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.
      16.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
      16.6 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
      16.7 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
      16.8 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
      16.9 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Arizona, without regard to its conflict of law rules.

ANNUAL MEETING OF STOCKHOLDERS OF

JDA SOFTWARE GROUP, INC.

May 16, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

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A vote FOR the following proposals is recommended by the Board of Directors:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Director:

NOMINEE:
☐	FOR THE NOMINEE	James D. Armstrong
☐	WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	Approve adoption of the JDA Software Group, Inc. 2005 Performance Incentive Plan.	☐	☐	☐

Even if you are planning to attend the meeting in person, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PROXY

JDA SOFTWARE GROUP, INC.

Proxy for Annual Meeting of Stockholders
Solicited by the Board of Directors

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Hamish N.J. Brewer and Kristen L. Magnuson, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in JDA Software Group, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the JDA Software Group, Inc. World Headquarters, Scottsdale, Arizona on Monday, May 16, 2005 at 10:00 a.m. Scottsdale, Arizona time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1 and 2.

(Continued and to be signed on the reverse side)

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